NUMBER

SG

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

Signature
GROUP HOLDINGS

SHARES

CUSIP 82670C 10 0

SEE REVERSE FOR CERTAIN DEFINITIONS

This certifies that

SPECIMEN

is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE, OF

SIGNATURE GROUP HOLDINGS, INC.

transferable on the books of the corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

INTERIM PRESIDENT

SIGNATURE GROUP HOLDINGS, INC. CORPORATE SEAL 1972 NEVADA

SECRETARY

COUNTERSIGNED AND REGISTERED:
MELLON INVESTOR SERVICES LLC
TRANSFER AGENT AND REGISTRAR

BY:

AUTHORIZED SIGNATURE

HERITAGE PRESS

THE SHARES OF COMPANY#fS COMMON STOCK REPRESENTED BY THIS PLAN OF REORGANIZATION FOR THE COMPANY, AS CONFIRMED BY THE CENTRAL DISTRICT OF CALIFORNIA. THE TRANSFER OF SECURITIES PURSUANT TO THE BYLAWS OF THE REORGANIZED DEBTOR. THE COMPANY HOLDER OF RECORD OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN PRINCIPAL PLACE OF BUSINESS. The following abbreviations, when used in the inscription on the face of laws or regulations: TEN COM as tenants in common UNIF GIFT MIN ACT TEN ENT as tenants by the entireties (Cust) (Minor) JT TEN as joint tenants with right of under Uniform Gifts survivorship and not as tenants Act in common (State) COM PROP as community property UNIF TRF MIN ACT (Cust) (Minor) to Minors Act (State) Additional abbreviations may also be used though not in the FOR VALUE RECEIVED, PLEASEINSERTSOCIALSECURITYOROTHER IDENTIFYINGNUMBEROFASSIGNEE SPECIMEN (PLEASEPRINTORTYPEWRITENAMEANDADDRESS,INCLUDINGZIPCODE,OFASSIGNEE) shares of the capital stock represented by within Certificate, and attorney-to transfer the said stock on the books of the within named Dated NOTICE: THESIGNATURETOTHISASSIGNMENTMUSTCORRESPONDWITHTHENAMEASWRITTENUPONTHE FACEOFTHECERTIFICATEINEVERYPARTICULAR,WITHOUTALTERATIONORENLARGEMENTORANY CHANGEWHATSOEVER. Signature(s) Guaranteed:Signature(s) Guaranteed:By THE SIGNATURE(S)SHOULD BE GUARANTEED BYAN ELIGIBLE GUARANTOR INSTITUTION, (BANKS,STOCKBROKERS, SAVINGS AND LO AN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEEMEDALLIONPROGRAM), PURSUANTTOS.E.C.RULE 17Ad-15. GUARANTEES BY A NOTARY ACCEPTABLE. SIGNATURE GUARANTEES MUST NOT BE DATED.